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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-66648) and Registration Statements on Form S-8 (Nos. 333-34238, 333-34240, 333-55096 and 333-82276) of Edison Schools Inc. of
our report dated September 5, 2002, except for Note 20, for which the date is September 30, 2002, relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

New York, New York
September 30, 2002